Exhibit 10.3

J W KORTH & COMPANY

J. W. KORTH & COMPANY LIMITED PARTNERSHIP

SUBSCRIPTION AGREEMENT FOR

LIMITED PARTNER CAPITAL ACCOUNT

X	Initial Subscription	Account No:
	Additional Investment	2017-01

1.        CAPITAL CONTRIBUTION

I want to contribute $ 250,000 to a Capital Account with J. W. Korth & Company Limited Partnership to be applied toward the purchase of a: (check one)

Common Capital Interest
X	Preferred Capital Interest in the Company

Form of payment: (check one) ___check ____money order ____wire __x__ other1

MAKE CHECKS PAYABLE TO: J. W. Korth & Company

MAIL TO: J. W. Korth & Company, 2937 SW 27th Avenue, Ste 307, Miami, FL 33133

2.	INVESTOR INFORMATION

(Use name of trust and address of the trustee, custodian, or administration where applicable.) Please Print.

Name(s): Korth Direct Mortgage Inc.	Tax ID: 27-0644172
Address: 2937 SW 27th Avenue	Mailing Address:
Phone: 786 693 8651	Email: jwkorth@jwkorth.com

3.	TYPE OF REGISTRATION

See instructions for registration requirements

	Individual Ownership	Partnership Ownership
Joint Tenants with Right of Survivorship
	Community Property	FOR TRUST:
	Tenants in Common	Trust
	Tenants in Entirety	Date Established
X	Corporate Ownership	Name of Trustee or Administrator:

____________________________

__________________________

1 Internal transfer between KDM account and JW Korth & Company Account at RBC

J W KORTH & COMPANY

4.	CAPITAL COMMITMENT: EFFECTIVE DATE OF VOLUNTARY WITHDRAWAL

Pursuant to ARTICLE XIII of the Partnership Agreement, the undersigned subscriber hereby commits his/its above referenced Capital Contribution to the Partnership, and allocation of certain Profits and Losses to the Capital Account, for a minimum term of 1 year, or until the 13 day of May, 2021.

5.	REDEMPTION VALUE FOR PREFERRED CAPITAL ACCOUNTS

Pursuant to section 10.3.1 of the Partnership Agreement, the undersigned Subscriber hereby stipulates and agrees that any redemption of Preferred Capital committed hereby during the term of this Agreement, pursuant to the Redemption Rights granted by operation of Section 10.2, shall be valued at a multiple of one times the book value of the Capital Account No. 2017-01 on the date the Notice of Redemption is delivered to the Redeemed Partner.

6.	SPECIAL TERMS

Purpose of the Agreement: This Capital Contribution is made this day to support the net capital position of J. W. Korth & Company as consideration for all its development and underwriting efforts in behalf of Korth Direct Mortgage Inc and in anticipation of completion of the pending purchase of J. W. Korth & Company Limited Partnership by Korth Direct Mortgage Inc.

Status of Account: With respect to any winding up or liquidation of J W Korth & Company, this Preferred Capital Account No. 2017-01 will be senior to the Common Capital Accounts and parri pasu with all other Preferred Capital Accounts in accordance with the Terms of the Limited Partnership Agreement of J W Korth & Company.

Statements and Reporting: Audited Financial Statements of J W Korth & Company will be emailed annually. Quarterly FOCUS reports are available upon request. Trading reports and profit and loss statements will be provided monthly. Statements for account 76399831 will be available monthly.

7.	NOTICES

Any notice to Korth Direct Mortgage Inc. shall be sent to the email above or any subsequent email address specified for notices and provided to JW Korth & Company by email. Notices to JW Korth & Company should be sent to hkorth@jwkorth.com and jwkorth@jwkorth.com.

J W KORTH & COMPANY

8.	AUTHORIZATIONS AND SUBSCRIPTIONS

This will evidence the agreement of the subscriber identified on the previous page (the "Subscriber") to become a Limited Partner of J. W. Korth & Company Limited Partnership, a Michigan Limited Partnership (the "Partnership") through an investment into a capital account (the "Capital Accounts") in the Partnership under the terms of the offering contained in the Limited Partnership Agreement dated February 20, 1990, receipt of a copy of which is hereby acknowledged and to contribute to the capital of the Partnership, in the amount, as set forth on the previous pages hereof (the "Capital Contribution") in accordance with the terms of the Partnership Agreement included in the Partnership Agreement.

The subscriber hereby irrevocably constitutes and appoints the General and Managing Partners, each with full power of substitution, as his true and lawful attorney to execute, acknowledge, swear to, and file in his name, place, and stead the certificate of Limited Partnership, the Partnership Agreement and/or any Amendment necessary to reflect the Subscriber's admission as a Limited Partner having a Capital Contribution in the amount set forth on the previous pages hereof. The power of attorney hereby granted is irrevocable and shall be deemed to be coupled with an interest and it shall survive the Subscriber's death, disability, dissolution, or termination.

The subscription Agreement is irrevocable, but is subject to all the terms and provisions of the Limited Partnership Agreement. This Subscription is subject to acceptance on behalf of the Partnership by the General Partner.

Any disparity between language or terms used in this Subscription Agreement and those in the Partnership Agreement shall be resolved in favor of the Partnership Agreement, and all parties shall be bound thereby.

9.	SIGNATURE

The undersigned has the authority to enter into this subscription agreement on behalf of the person(s) or entity registered above. I (We) certify under penalty of perjury that this is my (our) correct Social Security Number (or Tax Identification Number) and that the interest on this account should be reported on this number; I have read and understood the statements on the following page hereof.

Signature:	/w/James W. Korth	Date:	5-13-2020

Name:	James W. Korth	Its:	CEO

The foregoing subscription accepted this 13 day of May, 2020.

J.W. KORTH & COMPANY
/s/ James W. Korth
James W. Korth, Managing Partner